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                                 EXHIBIT 10(E)


                            KOLLMORGEN CORPORATION
                     1998 MANAGEMENT STOCK INCENTIVE PLAN



I.  DEFINITIONS
    -----------


    (a) "Affiliate" means any "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

    (b) "Award" means, individually or collectively, a grant under the Plan of Non-statutory Stock Options, Incentive Stock Options, Stock Awards and Restricted Stock Units.

    (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award granted under the Plan, in such form as the Committee may, from time to time, approve.

    (d)  "Board of Directors" means the board of directors of the Company.

    (e) "Cause" means a Participant's engagement in (i) any dishonest act or common law fraud, in connection with the Participant's duties or in the course of the Participant's employment with the Company, (ii) intentional wrongful damage to property of the Company, (iii) intentional wrongful disclosure of confidential information of the Company, (iv) the use or possession of weapons or illegal substances on Company property, (v) failure or refusal to perform any duties reasonably required in the course of the Participant's employment, but only after notice from the Company followed by a repetition of such failure or refusal, (vi) violation by Participant of any material Company policy, (vii) absenteeism not related to illness, sick leave or vacation but only after notice from the Company followed by a repetitioon of such absenteeism.

    (f) "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement, provided, however, that, anything in this Plan to the contrary notwithstanding, a Change in Control shall be deemed to have occurred if:

        (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;


        (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Plan) individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Incumbent Directors"), cease for any reason to constitute a majority thereof;

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        (iii)  there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Transaction"), in each case, with respect to which the shareholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50 percent of the combined voting power of the Company or other corporation resulting from such Transaction;

        (iv) all or substantially all of the assets of the Company are sold, liquidation or distributed; or

        (v) there is a "change in control" of the Company within the meaning of Section 280G of the Code and the regulations thereunder.

    (g) "Change in Control Date" shall mean the earliest of (i) the date on which the Change in Control occurs, (ii) the date on which the Company executes an agreement, the consummation of which would result in the occurrence of a Change in Control, (iii) the date the Board approves a transaction or series of transactions, the consummation of which would result in a Change in Control, and (iv) the date the Company fails to have this Plan assumed by an successor to the Company. If the Change in Control Date occurs as a result of an agreement described in clause
         (ii) of the previous sentence or as a result of the approval of the Board described in clause (iii) of the previous sentence and the Change in Control to which such agreement or approval relates (the "Contemplated Change in Control") subsequently does not occur, then the Term shall expire on the sixtieth day (the "Reset Date") following the date the Board certifies by resolution duly adopted by three-fourths (3/4ths) of the Incumbent Directors then in office that the Contemplated Change in Control is not reasonably likely to occur; provided, however, that this sentence shall not apply if (A) an Involuntary Termination of employment with the Company has occurred on and after the Change in Control Date and on or prior to the Reset Date or (B) the Contemplated Change in Control subsequently occurs within three months of the Reset Date. Following the Reset Date, the provisions of this Agreement shall remain in effect and a new Term shall commence upon the occurrence of a subsequent Change in Control Date. Notwithstanding the first sentence of this section, if employment with the Company terminates prior to the Change in Control Date and it is reasonably demonstrated that such termination of employment (i) was at the request of the third party who has taken steps reasonably calculated to effect the Change in Control or (ii) otherwise arose in connection with or in anticipation of the Change in Control, then Change in Control Date shall mean the date immediately prior to the date of such termination of employment.

    (h)  "Code" means the Internal Revenue Code of 1986, as amended.

    (i) "Committee" means the Personnel and Compensation Committee designated by the Board of Directors to administer the Plan pursuant to Section 2 of the Plan.

    (j) "Common Stock" means the Common Stock of the Company, par value, $2.50 per share.

    (k)  "Company" means Kollmorgen Corporation.

    (l)  "Date of Grant" means the effective date of an Award.

    (m)  "Effective Date" means the date approved by the shareholders.

    (n) "Employee" means any person employed by the Company or an Affiliate who is designated by the Board as a key contributor.

    (o)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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    (p)  "Exercise Price" means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option.

    (q) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

        (i) If the Common Stock was traded on the date in question on The NASDAQ Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The NASDAQ Stock Market;

        (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (iii) If neither of the foregoing provisions is applicable, then the Committee in good faith on such basis shall determine the Fair Market Value as it deems appropriate.



        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street
                                                           ---------------
        Journal.  Such determination shall be conclusive and binding on all
        -------
        persons.



    (r) "Incentive Stock Option" means an Option granted to a Participant pursuant to Section 7 of the Plan that is intended to meet the requirements of Section 422 of the Code.

    (s) "Restricted Stock Unit" means an Award granted to a Participant pursuant to Section 8 of the Plan.

    (t) "Non-statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

    (u)  "Option" means an Incentive Stock Option or Non-statutory Stock Option.

    (v) "Participant" means any person who holds an outstanding Award pursuant to the Plan.

    (w) "Plan" means the Kollmorgen Corporation 1998 Management Stock Incentive Plan.

    (x)  "Stock Award" means an Award granted to a Participant pursuant to
         Section 9 of the Plan.

2.  ADMINISTRATION
    --------------

    (a) The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies
         (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act.

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    (b)  The Committee shall (i) select the Employees who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

    (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and the terms and restrictions of the Plan and the Award Agreement shall bind every Participant, upon acceptance of the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee in its discretion provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Award Agreement (i) the type of Award granted (ii) the Exercise Price of an Option, (iii) the number of shares subject to the Award; (iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, (vi) the acceleration of the vesting schedule in the event of a Change in Control, and (vii) the restrictions, if any, placed upon such Award, or open shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

    (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimate provided to it by the management of the Company or an Affiliate for determinations to be made pursuant to the Plan.

3.  TYPES OF AWARDS AND RELATED RIGHTS
    ----------------------------------

    The following Awards may be granted under the Plan:

    (a)  Non-statutory Stock Options
    (b)  Incentive Stock Options
    (c)  Stock Awards
    (d)  Restricted Stock Units

4.  STOCK SUBJECT TO THE PLAN
    -------------------------

    Subject to adjustment as provided in Section 13 hereof, the maximum number of shares reserved for Awards under the Plan is 500,000. Subject to adjustment as provided in Section 13 hereof, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 500,000 minus the number of Stock Awards or Restricted Stock Units issued. The maximum number of shares reserved for Stock Awards and Restricted Stock Units is 150,000. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired the Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.


5.  ELIGIBILITY
    -----------

    Subject to the terms of the Plan, all Employees shall be eligible to receive Awards under the Plan.

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6.  NON-STATUTORY STOCK OPTIONS
    ---------------------------

    The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Non-statutory Stock Options upon such terms and conditions as it may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions.

    (a)  Exercise Price.  The Exercise Price of each Non-statutory Stock Option
         ---------------
         shall be determined by the Committee on the Date of Grant. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price in a manner provided for in Section 10 of the Plan.

    (b)  Terms of Non-statutory Stock Options.  The term during which each Non-
         ------------------------------------
         statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable and any terms or conditions which must be satisfied prior to each Non-statutory Stock Option becoming exercisable. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable.

    (c)  Non-Transferability.  Unless otherwise determined by the Committee in
         -------------------
         accordance with this Section 6(c), Non-statutory Stock Options shall not be transferred, assigned, hypothecated, or disposed of in any manner by a Participant other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
         Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, spouse, children, grandchildren and great-grandchildren. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof, and approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any conditions prescribed by the Committee with respect to such Non-statutory Stock Option.



    (d)  Termination of Employment or Service.  Unless otherwise determined by
         ------------------------------------
         the Committee, upon the termination of a Participant's employment or service for any reason other than death or termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following termination. Unless otherwise determined by the

         Committee, in the event of the termination of a Participant's employment or service due to death, all Non-statutory Stock Options that were immediately exercisable by the Participant at the date of death shall remain exercisable for a period of one (1) year following such death. Unless otherwise determined by the Committee, in the event of a Participant's termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon the effective date of such termination for Cause.

7.  INCENTIVE STOCK OPTIONS
    -----------------------

    The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:



    (a)  Exercise Price.  The Exercise Price of each Incentive Stock Option
         --------------
         shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting stock of the Company or an Affiliate ("10% owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares of Common Stock may be purchased only upon payment of the full Exercise Price in a manner provided for in Section 10 of the Plan.

    (b)  Amounts of Incentive Stock Options.  To the extent the aggregate Fair
         ----------------------------------
         Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422d of the Code, such other Incentive Stock Options in excess of such limit shall be treated as Non-statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

    (c)  Terms of Incentive Stock Options. The term during which each Incentive
         --------------------------------
         Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and any terms or conditions which must be satisfied prior to the Incentive Stock Option becoming exercisable. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. The shares of Common Stock underlying each Incentive Stock Option installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable.

    (d)  Transferability.  An Incentive Stock Option shall not be transferable
         ---------------
         except by an Employee's will or the laws of descent and distribution and shall be exercisable, during an Employee's lifetime, only by the Employee to whom it is granted. The designation of a beneficiary does not constitute a transfer.

    (e)  Termination of Employment.  Unless otherwise determined by the
         -------------------------
         Committee, upon the termination of an Employee's employment for any reason other than death or termination for Cause, the Employee's Incentive Stock Options shall be exercisable only as to those Incentive Stock Options that were immediately exercisable by the Employee at the date of termination and only for a period of three (3) months following such termination. Unless otherwise determined by the Committee, in the event of the termination of an Employee's employment for death, all Incentive Stock Options that were immediately exercisable by the Participant at the date of death shall remain exercisable for one (1) year following such death. Unless otherwise determined by the Committee, in the event of an Employee's termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such termination for Cause. Any Option, which, by operation of this provision, does not meet the requirements of Section 422 of the Code, shall be considered a Non-statutory Stock Option.

8.  RESTRICTED STOCK UNITS
    ----------------------

    Each year, the Committee shall, subject to the limitations of Section 4, establish fixed limitations as to the percentage of the Participant's annual incentive bonus that shall be paid in Restricted Stock Units ("RSU") and as to the portion of the Participant's annual incentive bonus such Participant may elect to defer and receive in the form of RSUs in lieu of such annual incentive bonus. Each RSU represents the right to receive one share of Common Stock upon the terms and conditions stated herein. Each RSU awarded to a Participant shall be credited to a bookkeeping account established and maintained for that Participant.

    (a)  Valuation of RSUs.  The value of each RSU, as designated by the
         -----------------
         Committee, shall be equal to no less than 75% of the Fair Market Value of each share of the Common Stock on the date of the award.

    (b)  Participation.  Each year, subject to the percent limitations
         --------------
         established by the Committee above the Participant shall be issued a RSU Subscription Agreement ("Subsequent Agreement) representing the percentage of the Participant's annual incentive bonus required be paid in RSUs. Each Subscription Agreement issued under this paragraph shall specify a deferral period for the RSUs to which it pertains. The deferral period shall be expressed as a number of whole years, not less than three, beginning on the award date.

              Each year, subject to the percentage limitation established by the Committee each Participant may elect to receive an award for RSUs under the Plan during the calendar year by completing a Bonus Deferral and RSU Subscription Agreement ("Subscription Agreement"). The Subscription Agreement shall provide that the Participant elects to receive RSUs in lieu of a specified portion of any annual incentive bonus. Such portion shall be expressed as a specified percentage of the Participant's actual bonus amount up to the limitation established by the Committee. Any percentage specified must be in 5% increments and not more than the limit established by the Committee and is entirely contingent on the amount of bonus actually awarded. Each Subscription Agreement, in addition, shall specify a deferral period for the RSUs to which it pertains. The deferral period shall be expressed as a number of whole years, not less than three, beginning on the award date. Subscription Agreements under this paragraph must be received by the Company no later than September 30/th/ of the fiscal year for which such bonus amount will be determined.

    (c)  Award of RSUs.  Once each year, on the date that annual incentive
         -------------
         bonuses are paid or would otherwise be paid, the Company shall award RSUs to each Participant as follows: Each Participant's account shall be credited with a whole number of RSUs determined by dividing the amount (expressed in dollars) that is determined under his Subscription Agreement(s) by the value of each RSU awarded on such date. No fractional RSU will be credited and the amount equivalent in value to the fractional RSU will be paid out to the Participant currently in cash.

    (d)  Vesting.  A Participant shall be fully vested in each RSU three years
         --------
         after the date such RSU was awarded.

    (e)  Settlement After Vesting.  With respect to each vested RSU, the Company
         -------------------------
         shall issue to the Participant one share of Common Stock at the end of the deferral period specified in the Participant's Subscription Agreement pertaining to such RSU(s), or upon the Participant's termination of employment or the termination of the Plan, if sooner.

    (f)  Voluntary Termination and Termination for Cause.  If a Participant
         ------------------------------------------------
         voluntarily terminates his employment with the Company for reasons other than death or permanent disability, or if the Participant is terminated for Cause, the Participant's nonvested RSUs shall be canceled and he shall receive a cash payment equal to the lesser of (a) the Fair Market Value of such RSUs at the time of grant or (b) an amount equal to the number of such RSUs multiplied by the Fair Market Value of the Common Stock on the date of the Participant's termination of employment.

    (g)  Involuntary Termination other than for Cause.  If a Participant's
         ---------------------------------------------
         employment is terminated by the Company other than for Cause, or if the Participant's employment terminates as a result of death or permanent disability, the Participant's nonvested RSUs shall be canceled. The Participant shall receive cash in an amount equal to the greater of (a) the Fair Market Value of such RSUs at the time of grant or (b) an amount equal to the number of such RSUs multiplied by the Fair Market Value of the Common Stock on the date of the Participant's termination of employment.

    (h)  Committee's Discretion.  The Committee shall have complete discretion
         -----------------------
         to determine the circumstances of a Participant's termination of employment, including whether the same results from voluntary termination, permanent disability or involuntary termination by the Company, and the Committee's determination shall be final and binding on all parties and not subject to review or challenge by any Participant or other person.

    (i)  Treatment of Dividends.  Whenever dividends (other than dividends
         ----------------------
         payable only in shares of Stock) are paid with respect to Stock, each Participant shall be paid an amount in cash equal to the number of his vested RSUs multiplied by the dividend value per share. In addition, each Participant's account shall be credited with an amount equal to the number of such Participant's nonvested RSUs multiplied by the dividend value per share. Amounts credited with respect to each nonvested RSU shall be paid, without interest, on the date the Participant becomes vested in such RSU, or when the Participant receives payment of his nonvested RSUs.


9.  STOCK AWARDS
    ------------


    The Committee may, subject to the limitations of the Plan, make Stock Awards, which shall consist of the grant of some number of shares of Common Stock to a Participant. Stock Awards shall be made subject to the following terms and conditions.

    (a)  Payment of the Stock Award. Stock Awards may only be made in whole
         --------------------------
         shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

    (b)  Terms of the Stock Award. The Committee shall determine the dates on
         ------------------------
         which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Any such terms, or conditions shall be determined by the Committee as of the Date of Grant.

    (c)  Termination of Employment or Service.  Unless otherwise determined by
         ------------------------------------
         the Committee, upon the termination of a Participant's employment or service for any reason other than termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Unless otherwise determined by the Committee, or in the event of the Participant's termination for Cause, all unvested Stock Awards held by such Participant as of the effective date of such termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

    (d)  Non-Transferability.
         -------------------

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

        (iii)  If a recipient of a Stock Award is subject to the provisions of
               Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

    (e)  Accrual of Dividends.  Whenever shares of Common Stock underlying a
         --------------------
         Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued.

    (f)  Voting of Stock Awards.  After a Stock Award has been granted but for
         ----------------------
         which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote such shares of Common Stock which the Stock Award covers pursuant to the rules and procedures adopted by the Committee for this purpose.

10. METHOD OF EXERCISE
    ------------------

    Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercises by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

11. RIGHTS OF PARTICIPANTS
    ----------------------

    No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Company or an Affiliate or interferes in any way with the right of the Company or an Affiliate to terminate a Participant's services.

12. DESIGNATION OF BENEFICIARY
    --------------------------

    A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13. DILUTION AND OTHER ADJUSTMENTS
    ------------------------------

    In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

    (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

    (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

    (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

    No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Company.

14. TAX WITHHOLDING
    ---------------

    Notwithstanding any other provision of the Plan, Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant. Participants shall be responsible for paying any required tax withholding applicable under the exercise of an Option.

15. AMENDMENT OF THE PLAN AND AWARDS
    --------------------------------

    The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

    Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect.

    No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

16. EFFECTIVE DATE OF PLAN
    ----------------------

    The Plan shall become effective upon approval by the Company's shareholders. The failure to obtain shareholder approval for such purposes will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not approved by shareholders the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options and any Award intended to comply with
Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

17. TERMINATON OF THE PLAN
    ----------------------

    The right to grant Awards under the Plan will terminate ten (10) years after the Effective Date. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

18. APPLICABLE LAW
    --------------

    The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York.